UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): September 23, 2009

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

     Colorado                          None                    20-2835920
--------------------            ------------------         --------------------
(State or other jurisdiction   (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                    ---------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure  of  Directors  or  Certain  Officers;  Election  of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On September 23, 2009 R.W. "Bud" Noffsinger, III accepted an appointment to the Company's board of directors.

      Mr. Noffsinger, age 35, has been President/ CEO of RWN3 LLC, a company involved with investment securities, since February 2009. Previously, Mr. Noffsinger was the President (2005 to 2009) and Chief Credit Officer (2008 to
2009) of First Western Trust Bank in Fort Collins, Colorado. Prior to his association with First Western, Mr. Noffsinger was a manager with Centennial Bank of the West (now Guaranty Bank and Trust). Mr. Noffsinger's focus at Centennial was client development and lending in the areas of commercial real estate, agriculture and natural resources. Mr. Noffsinger is a graduate of the University of Wyoming and holds a Bachelor of Science degree in Economics with an emphasis on natural resources and environmental economics.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 23, 2009.

                                    SYNERGY RESOURCES CORPORATION



                                    By: /s/ Ed Holloway
                                       ----------------------------------
                                       Ed Holloway, President